The Target Portfolio Trust

Small Capitalization Growth Portfolio

Supplement dated January 31, 2007, 2006 to

Prospectus and Statement of Additional Information (SAI) dated April 28, 2006

D. Scott Tracy has joined Bill Wolfenden as a portfolio manager for the portion of the Small Capitalization Growth Portfolio advised by RS Investments.

To reflect these changes, the indicated sections of the Prospectus and SAI are revised as set forth below:

The section of the prospectus entitled “ How the Trust is Managed—Portfolio Managers—Small Cap Growth Portfolio” is amended by deleting the discussion pertaining to Mr. Wolfenden appearing on page 52 of the prospectus, and substituting the following new information:

Bill Wolfenden and D. Scott Tracy are the co-portfolio managers for the portion of the Small Cap Growth Portfolio managed by RS Investments. Mr. Wolfenden is a Principal of RS Investments and the Portfolio Manager of the Small-Cap Growth accounts. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Mr. Wolfenden has managed the Portfolio since October 2003.

Mr. Tracy is a vice president at RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Mr. Tracy has managed the Portfolio since January 2007.

The table for Small Capitalization Growth Portfolio appearing in Part I of the SAI in the section entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Ownership of Fund Securities” is hereby amended by adding the following information pertaining to Mr Tracy. The information provided is as of December 31, 2006.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
D. Scott Tracy	None	None	None	None

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